Exhibit 4.1

Number	AMERIPRINT INTERNATIONAL LTD.	Shares
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA 100,000,000 SHARES COMMON STOCK AUTHORIZED, $0.001 PAR VALUE
CUSIP _____________
SEE REVERSE FOR
CERTAIN DEFINITIONS
This certifies that
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

AMERIPRINT INTERNATIONAL LTD.

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the
Articles of Incorporation and Bylaws of the Corporation,
as now or hereafter amended. This certificate is not valid
unless countersigned by the Transfer Agent. WITNESS
the facsimile seal of the Corporation and the signature
of its duly authorized officers

PRESIDENT	[SEAL]	SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common	UNIF GIFT MIN ACT		Custodian
TEN ENT	as tenants by the entireties		(Cust)		(Minor)
JT TEN	as joint tenants with the right of survivorship and not as tenants in common	Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________________ hereby sell, assign and transfer unto
 PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
 _____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
 _____________________________________________________________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

X ________________________________________________________________________________
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions)

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY